UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 27, 2020

THE BOEING COMPANY
(Exact name of registrant as specified in its charter)

1-442
Commission file number

Delaware			91-0425694
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

100 N. Riverside Plaza,	Chicago,	IL	60606-1596
(Address of principal executive offices)			(Zip Code)

(312)	544-2000
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 Par Value	BA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Boeing Company held its Annual Meeting of Shareholders on April 27, 2020. Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders.

1. Election of Directors:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Robert A. Bradway	345,365,776	14,038,892	3,934,826	109,406,933
David L. Calhoun	345,377,465	14,626,159	3,335,870	109,406,933
Arthur D. Collins Jr.	213,030,754	146,288,021	4,020,719	109,406,933
Edmund P. Giambastiani Jr.	231,304,204	128,284,471	3,750,819	109,406,933
Lynn J. Good	344,477,158	14,963,733	3,898,603	109,406,933
Akhil Johri	348,361,788	11,093,320	3,884,386	109,406,933
Lawrence W. Kellner	265,814,593	93,829,133	3,695,768	109,406,933
Caroline B. Kennedy	340,943,105	18,653,092	3,743,297	109,406,933
Steven M. Mollenkopf	344,256,671	15,199,922	3,882,901	109,406,933
John M. Richardson	349,220,702	10,292,385	3,826,407	109,406,933
Susan C. Schwab	204,943,423	154,646,147	3,749,924	109,406,933
Ronald A. Williams	241,489,668	118,042,002	3,807,824	109,406,933

2. Approve, on an Advisory Basis, Named Executive Officer Compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
289,252,458	68,821,533	5,265,503	109,406,933

3. Ratify the Appointment of Deloitte & Touche LLP as Independent Auditor for 2020:

FOR	AGAINST	ABSTAIN
452,679,869	16,567,866	3,498,692

4. Shareholder Proposal - Disclosure of Director Skills, Ideological Perspectives, and Experience and Minimum Director Qualifications

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
47,289,612	311,415,100	4,634,782	109,406,933

5. Shareholder Proposal - Additional Report on Lobbying Activities:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
111,876,751	232,701,915	18,760,828	109,406,933

6. Shareholder Proposal - Policy Requiring Independent Board Chairman:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
189,442,469	168,990,472	4,906,553	109,406,933

7. Shareholder Proposal - Written Consent:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
157,499,313	199,175,397	6,664,784	109,406,933

8. Shareholder Proposal - Mandatory Retention of Significant Stock by Executives:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
94,379,642	264,109,694	4,850,158	109,406,933

9. Shareholder Proposal - Additional Disclosure of Compensation Adjustments:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
92,260,382	266,591,606	4,487,506	109,406,933

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY

By:	/s/ Grant M. Dixton
Grant M. Dixton
Vice President, Deputy General Counsel & Corporate Secretary

Dated: April 27, 2020